UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 10, 2007

SOUTHRIDGE ENTERPRISES INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-51306

(Commission File Number)

98-0435537

(IRS Employer Identification No.)

3625 N. Hall Street, Suite 900, Dallas Texas 75219-5106

(Address of principal executive offices and Zip Code)

888-862-2192

(Registrant's telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

On September 10, 2007, we entered into a Securities Purchase Agreement with La Jolla Cove Investors, Inc., wherein La Jolla Cove has agreed to purchase a debenture in the amount of $150,000. In connection with the debenture, we have agreed to issue share purchase warrants to purchase common stock of our company.

The agreement also allows La Jolla Cove to purchase, at the one year anniversary date of the debenture, or upon conversion of the principal amount of the debenture into common stock, a second debenture in the amount of $150,000 with a warrant to purchase up to 1,5000,000 shares common stock of our company.

Item 9.01	Financial Statements and Exhibits
10.1	Securities Purchase Agreement dated September 10, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHRIDGE ENTERPRISES INC.

/s/ Alex Smid

Alex Smid

President and Director

Date:	September 18, 2007